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                                                                   Exhibit 10.24

                    SEVENTEENTH AMENDMENT TO LOAN INSTRUMENTS

         THIS SEVENTEENTH AMENDMENT TO LOAN INSTRUMENTS (this "Seventeenth Amendment"), dated as of April 30, 1999, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended), and the Lenders which are parties hereto.

                                    RECITALS

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997 (such Amended and Restated Loan Agreement, as amended to the date hereof, hereinafter is referred to as the "Loan Agreement").

         B. Borrowers have requested that Lenders amend the Loan Agreement to increase the amount of permitted L/C Guaranty Obligations from $10,000,000 to $20,000,000.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Amendment to Loan Agreement. The Loan Agreement is hereby amended by deleting subsection 2.2.1 of the Loan Agreement in its entirety and substituting the following in lieu thereof:

         "2.2.1 Obligation of Lenders. Subject to the conditions set forth in
Section 2.3, each Lender severally agrees to make Additional Loans to Borrowers and to issue L/C Guaranties on behalf of Borrowers from time to time on or after the Closing Date to the Maturity Date, in the case of Additional Loans, and to the L/C Expiration Date, in the case of L/C Guaranties (i) except Additional Loans shall be made pursuant to subsection 2.4.3 after the Maturity Date (by acceleration) to pay L/C Guaranty Obligations incurred pursuant to L/C Guaranties issued prior to the L/C Expiration Date and (ii) provided at no time shall the aggregate amount of such Lender's Loans and L/C Guaranty Obligations exceed such Lender's Commitment and the L/C Guaranty Obligations of all Lenders exceed $20,000,000. The failure of any Lender to perform its obligations hereunder or under any other Loan Instrument shall not affect the obligations of Borrowers under this Loan Agreement or any other Loan Instrument nor shall any other Lender or Agent be liable for the failure of such Lender to perform its obligations hereunder or under such other Loan Instrument."


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         2. Fees and Expenses. Borrowers hereby agree to reimburse Lenders for all reasonable fees and expenses incurred in connection with the consummation of the transactions contemplated by this Seventeenth Amendment.

         3. Representations and Warranties. In order to induce Lenders to execute this Seventeenth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

         4. Confirmation of Effectiveness. Guarantor hereby consents to the execution of this Seventeenth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         5. Counterparts. This Seventeenth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, this amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


                                 CITADEL BROADCASTING COMPANY,
                                 CITADEL LICENSE, INC. and
                                 CITADEL COMMUNICATIONS
                                 CORPORATION, each a Nevada corporation

                                 By: /s/ Donna L. Heffner
                                    -------------------------------------------
                                 Name: Donna L. Heffner
                                      -----------------------------------------
                                 Title: Vice President/Chief Financial Officer
                                       ----------------------------------------


                                 FINOVA CAPITAL CORPORATION, a
                                 Delaware corporation, individually and as Agent


                                 By: /s/ Andrew J. Pluta
                                    -------------------------------------------
                                 Name: Andrew J. Pluta
                                      -----------------------------------------
                                 Title: Vice President
                                       ----------------------------------------


                                 BANKBOSTON, N.A.


                                 By: /s/ Daniel M. Kortick
                                    -------------------------------------------
                                 Name: Daniel M. Kortick
                                      -----------------------------------------
                                 Title: Director
                                       ----------------------------------------


                                 NATIONSBANK OF TEXAS, N.A.


                                 By: /s/ Roselyn Drake
                                    -------------------------------------------
                                 Name: Roselyn Drake
                                      -----------------------------------------
                                 Title: Vice President
                                       ----------------------------------------


(Signatures continued on next page)

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(Signatures continued from previous page)


                                  THE BANK OF NEW YORK


                                  By: /s/ Geoffrey C. Brooks
                                     ------------------------------------------
                                  Name: Geoffrey C. Brooks
                                       ----------------------------------------
                                  Title: Vice President
                                        ---------------------------------------


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By: /s/ Lena M. Bryant
                                     ------------------------------------------
                                  Name: Lena M. Bryant
                                       ----------------------------------------
                                  Title: Assistant Vice President
                                        ---------------------------------------

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